SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 16, 2001


                                NX NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                       000-20512                54-1345159
 (State or Other                (Commission File Number)      (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)




                                NX NETWORKS, INC.
                          13595 DULLES TECHNOLOGY DRIVE
                             HERNDON, VIRGINIA 20171
          (Address of Principal Executive Offices, Including Zip Code)
                                 (703) 742-6000
              (Registrant's telephone number, including area code)




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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING  ACCOUNTANT

        On July 16, 2001, we dismissed Arthur Andersen LLP as independent public accountants. The dismissal resulted after we were unable to reach agreement with Arthur Andersen on its fees for continuing as our independent public accountants.

        Arthur Andersen LLP's reports on our financial statements for the fiscal years ended December 31, 1999 and 2000 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report for the year ended December 31, 2000, however, did contain a statement expressing concern about our ability to continue as a going concern.

        During the two most recent fiscal years, we have not had any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        On December 15, 2000 Arthur Andersen LLP issued to us a letter expressing its concern over material weaknesses in our internal controls, which it identified during its review of our financial statements for the period ended September 30, 2000 and on April 17, 2001 Arthur Andersen LLP issued to us a letter expressing its concern over material weaknesses in our internal controls, which it identified during its audit of our financial statements for the year ended December 31, 2000.

        The Board of Directors approved the dismissal of Arthur Andersen LLP upon the recommendation of our Audit Committee. The Board of Directors has identified a new accounting firm that will be announced when its engagement is executed by both parties.

        We have provided Arthur Andersen LLP with a copy of this disclosure and have requested that Arthur Andersen furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Arthur Andersen LLP's letter to the SEC, dated July 23, 2001, is filed as Exhibit 16.1 to this Form 8-K).


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        The following exhibit is included as part of this report:

        16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated July 23, 2001.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Nx NETWORKS, INC.


Date:  July 23, 2001                         By: /s/ Peter J. Kendrick
                                                 ------------------------------
                                                 Name:    Peter J. Kendrick
                                                 Title: Chief Financial Officer




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                                  EXHIBIT LIST




EXHIBIT NO.      DESCRIPTION

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated July 23, 2001.